UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2015

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 572-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 19, 2015, the Board of Directors of General Cable Corporation (“Company”) adopted Amended and Restated By-Laws for the Company (“Revised By-Laws”). The Revised By-laws became effective on March 19, 2015. The primary purpose of the amendment and restatement was to clarify (i) that, except as otherwise provided by the Delaware General Corporation Law, the Company’s Amended and Restated Certificate of Incorporation and the Revised By-Laws, the holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business and that when a quorum is present, the vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any question brought before such meeting; and (ii) that the vote standard for the election of directors is (a) the majority of votes cast in uncontested elections and (b) the plurality of votes cast in contested elections where the number of nominees exceeds the number of directors.

Before the amendments the By-Laws contained an inconsistent reference to the authorization of actions by the stockholders by a majority of the votes cast in matters other than the election of directors and an inconsistent reference to a general plurality vote standard for the election of directors.

The Revised By-Laws replace the By-Laws that were included with the Form 8-K filed on February 10, 2010 (the “2010 Filed By-Laws”). The 2010 Filed By-Laws inadvertently omitted portions of the amendments (“2008 Amendments”) to the Company’s By-Laws that had been adopted on December 16, 2008 and included with the Form 8-K filed on December 19, 2008. The 2008 Amendments continued in full force and effect under Delaware law from December 16, 2008 and primarily related to advance notice procedures to be followed for stockholder proposals and nominations of directors and the effect of amendments to indemnification and advancement of expenses provisions for directors and officers of the Company. The description of the 2008 Amendments from the Form 8-K filed on December 19, 2008 is incorporated by reference into this Form 8-K.

In addition to the revisions described above, other non-substantive and conforming changes were made to the Revised By-Laws.

The foregoing is a summary description of the material amendments to the Company’s By-Laws and is qualified in its entirety by reference to the full text of the Revised By-Laws. This description should be read in conjunction with the Revised By-Laws, a copy of which is filed as Exhibit 3.1 and is incorporated by reference into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated General Cable Corporation By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date:	March 25, 2015	By:	/s/ Emerson C. Moser
		Name:	Emerson C. Moser
		Title:	Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated General Cable Corporation By-Laws